Contract payments	12 Months Ended
Dec. 31, 2021
Contract payments

5.	Contract payments

During the year ended December 31, 2020, the Company entered into an agreement with Prevail InfoWorks Inc. As part of the agreement, the Company paid $1,606,320 through the issuance of units in the private placement (US$1,200,000 at the exchange rate on the date of the transaction) to be applied to future regulatory and clinical trial programs. The 977,318 units issued were measured by reference to their fair value on the issuance date, which is equal to $1.

64 per unit in the concurrent private placement. The deposit was reclassified as a non-current asset during the year ended December 31, 2021 as it has been determined to be long-tern in nature.